 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2025, Katapult Holdings, Inc., a Delaware corporation, issued a press release regarding its financial results for the three and nine months ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information for Investors and Stockholders

The issuance of equity securities upon conversion of the preferred stock discussed further in the press release furnished hereto will be submitted to the Company’s stockholders for their consideration, and the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the Preferred Stock Issuances. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement will also be provided to the Company’s stockholders, without charge, by directing a request to: Katapult Holdings, Inc., 5360 Legacy Drive, Building 2, Plano, Texas 75024-3105, Attention: Corporate Secretary, or emailing ir@katapultholdings.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the proxy statement when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Katapult Holdings, Inc. dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2025	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer